Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

LifePoint Hospitals Inc.
(Exact name of obligor as specified in its charter)

Delaware	20-1538254
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

103 Powell Court
Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip code)

Table of Additional Registrant Guarantors

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
America Management Companies, LLC	Delaware	62-1763639	103 Powell Court
Brentwood, TN 37027

AMG-Crockett, LLC	Delaware	62-1763656	103 Powell Court
Brentwood, TN 37027

AMG-Hilcrest, LLC	Delaware	62-1763655	103 Powell Court
Brentwood, TN 37027

AMG-Hillside, LLC	Delaware	62-1763652	103 Powell Court
Brentwood, TN 37027

AMG-Livingston, LLC	Delaware	62-1763651	103 Powell Court
Brentwood, TN 37027

AMG-Logan, LLC	Delaware	62-1763649	103 Powell Court
Brentwood, TN 37027

AMG-Southern Tennessee, LLC	Delaware	62-1763648	103 Powell Court
Brentwood, TN 37027

AMG-Trinity, LLC	Delaware	62-1763642	103 Powell Court
Brentwood, TN 37027

Andalusia Physician Practices, LLC	Delaware	20-8016585	103 Powell Court
Brentwood, TN 37027

Ashland Physician Services, LLC	Delaware	75-3165439	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Ashley Valley Medical Center, LLC	Delaware	62-1762532	103 Powell Court
Brentwood, TN 37027

Ashley Valley Physician Practice, LLC	Delaware	62-1762570	103 Powell Court
Brentwood, TN 37027

Athens Physicians Practice, LLC	Delaware	62-1867833	103 Powell Court
Brentwood, TN 37027

Athens Regional Medical Center, LLC	Delaware	62-1866028	103 Powell Court
Brentwood, TN 37027

Barrow Medical Center, LLC	Delaware	62-1762529	103 Powell Court
Brentwood, TN 37027

Bartow General Partner, LLC	Delaware	20-0526928	103 Powell Court
Brentwood, TN 37027

Bartow Healthcare System, Ltd.	Florida	62-1644567	103 Powell Court
Brentwood, TN 37027

Bartow Memorial Limited Partner, LLC	Delaware	52-2199107	103 Powell Court
Brentwood, TN 37027

Bolivar Physician Practices, LLC	Delaware	26-3042884	103 Powell Court
Brentwood, TN 37027

Bourbon Community Hospital, LLC	Delaware	62-1757924	103 Powell Court
Brentwood, TN 37027

Bourbon Physician Practice, LLC	Delaware	62-1824637	103 Powell Court
Brentwood, TN 37027

Brim Hospitals, Inc.	Oregon	93-0880990	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Buffalo Trace Radiation Oncology Associates, LLC	Kentucky	61-1303441	103 Powell Court
Brentwood, TN 37027

Care Health Company, Inc.	Washington	93-1568998	103 Powell Court
Brentwood, TN 37027

Castleview Hospital, LLC	Delaware	62-1762357	103 Powell Court
Brentwood, TN 37027

Castleview Medical, LLC	Delaware	62-1769739	103 Powell Court
Brentwood, TN 37027

Castleview Physician Practice, LLC	Delaware	62-1762573	103 Powell Court
Brentwood, TN 37027

Clinch Professional Physician Services, LLC	Delaware	20-8484894	103 Powell Court
Brentwood, TN 37027

Clinch Valley Endocrinology, LLC	Virginia	34-2051378	103 Powell Court
Brentwood, TN 37027

Clinch Valley Medical Center, Inc.	Virginia	54-1058953	103 Powell Court
Brentwood, TN 37027

Clinch Valley Pulmonology, LLC	Virginia	20-0467493	103 Powell Court
Brentwood, TN 37027

Clinch Valley Urology, LLC	Virginia	20-0376229	103 Powell Court
Brentwood, TN 37027

Colorado Plains Physician Practices, LLC	Delaware	20-3730510	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Community Hospital of Andalusia, Inc.	Alabama	62-1081822	103 Powell Court
Brentwood, TN 37027

Community Medical, LLC	Delaware	62-1779016	103 Powell Court
Brentwood, TN 37027

Community-Based Services, LLC	Delaware	26-3341700	103 Powell Court
Brentwood, TN 37027

Crockett Hospital, LLC	Delaware	62-1762364	103 Powell Court
Brentwood, TN 37027

Crockett PHO, LLC	Delaware	62-1824633	103 Powell Court
Brentwood, TN 37027

DLP Partner, LLC	Delaware	26-2708085	103 Powell Court
Brentwood, TN 37027

Danville Diagnostic Imaging Center, LLC	Delaware	20-2999605	103 Powell Court
Brentwood, TN 37027

Danville Physician Practices, LLC	Delaware	20-2999870	103 Powell Court
Brentwood, TN 37027

Danville Regional Medical Center School of Health Professions, LLC	Delaware	20-3011031	103 Powell Court
Brentwood, TN 37027

Danville Regional Medical Center, LLC	Delaware	20-2028539	103 Powell Court
Brentwood, TN 37027

Dodge City Healthcare Partner, Inc.	Kansas	61-1274535	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Georgetown Community Hospital, LLC	Delaware	62-1757921	103 Powell Court
Brentwood, TN 37027

Georgetown Rehabilitation, LLC	Delaware	62-1763818	103 Powell Court
Brentwood, TN 37027

Guyan Valley Hospital, LLC	Delaware	05-0539350	103 Powell Court
Brentwood, TN 37027

Halstead Hospital, LLC	Delaware	62-1754937	103 Powell Court
Brentwood, TN 37027

HCK Logan Memorial, LLC	Delaware	62-1766919	103 Powell Court
Brentwood, TN 37027

HDP Andalusia, LLC	Delaware	62-1765720	103 Powell Court
Brentwood, TN 37027

HDP Georgetown, LLC	Delaware	62-1765716	103 Powell Court
Brentwood, TN 37027

Hillside Hospital, LLC	Delaware	62-1762382	103 Powell Court
Brentwood, TN 37027

Historic LifePoint Hospitals, Inc.	Delaware	52-2165845	103 Powell Court
Brentwood, TN 37027

HRMC, LLC	Delaware	75-3143244	103 Powell Court
Brentwood, TN 37027

HST Physician Practice, LLC	Delaware	62-1762577	103 Powell Court
Brentwood, TN 37027

HTI Georgetown, LLC	Delaware	62-1773817	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
HTI PineLake, LLC	Delaware	62-1773816	103 Powell Court
Brentwood, TN 37027

Hurricane Healthcare Partner, LLC	Delaware	27-1974414	103 Powell Court
Brentwood, TN 37027

Integrated Physician Services, LLC	Delaware	62-1762579	103 Powell Court
Brentwood, TN 37027

Kansas Healthcare Management Company, Inc.	Kansas	74-2849927	103 Powell Court
Brentwood, TN 37027

Kansas Healthcare Management Services, LLC	Kansas	74-2849929	103 Powell Court
Brentwood, TN 37027

Kentucky Hospital, LLC	Delaware	62-1772321	103 Powell Court
Brentwood, TN 37027

Kentucky Medserv, LLC	Delaware	62-1772269	103 Powell Court
Brentwood, TN 37027

Kentucky MSO, LLC	Delaware	62-1763638	103 Powell Court
Brentwood, TN 37027

Kentucky Physician Services, Inc.	Kentucky	62-1752492	103 Powell Court
Brentwood, TN 37027

Lake Cumberland Cardiology Associates, LLC	Delaware	27-0710002	103 Powell Court
Brentwood, TN 37027

Lake Cumberland Physician Practices, LLC	Delaware	20-8016687	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Lake Cumberland Regional Hospital, LLC	Delaware	62-1757920	103 Powell Court
Brentwood, TN 37027

Lake Cumberland Regional Physician Hospital Organization, LLC	Delaware	52-2183772	103 Powell Court
Brentwood, TN 37027

Lakeland Community Hospital, LLC	Delaware	30-0109979	103 Powell Court
Brentwood, TN 37027

Lakeland Physician Practices, LLC	Delaware	43-1978905	103 Powell Court
Brentwood, TN 37027
(615) 372-8500

Lamar Surgery Center, LP	Delaware	27-0070041	103 Powell Court
Brentwood, TN 37027

Lander Valley Ambulatory Surgery Center, LLC	Delaware	20-3730352	103 Powell Court
Brentwood, TN 37027

Lander Valley Medical Center, LLC	Delaware	62-1823043	103 Powell Court
Brentwood, TN 37027

Lander Valley Physician Practices, LLC	Delaware	20-0186252	103 Powell Court
Brentwood, TN 37027

Las Cruces Physician Practices, LLC	Delaware	20-4736578	103 Powell Court
Brentwood, TN 37027

LCMC MRI, LLC	Delaware	20-4807861	103 Powell Court
Brentwood, TN 37027

LCMC PET, LLC	Delaware	20-4807946	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
LHSC, LLC	Delaware	62-1778111	103 Powell Court
Brentwood, TN 37027

LifePoint Acquisition Corp.	Delaware	20-3140257	103 Powell Court
Brentwood, TN 37027

LifePoint Asset Management Company, Inc.	Delaware	75-2972602	103 Powell Court
Brentwood, TN 37027

LifePoint Billing Services, LLC	Delaware	62-1763641	103 Powell Court
Brentwood, TN 37027

LifePoint Corporate Services General Partnership	Delaware	62-1779581	103 Powell Court
Brentwood, TN 37027

LifePoint CSGP, LLC	Delaware	62-1779575	103 Powell Court
Brentwood, TN 37027

LifePoint CSLP, LLC	Delaware	62-1779574	103 Powell Court
Brentwood, TN 37027

LifePoint Holdings 2, LLC	Delaware	62-1778733	103 Powell Court
Brentwood, TN 37027

LifePoint Holdings 3, Inc.	Delaware	62-1779573	103 Powell Court
Brentwood, TN 37027

LifePoint Hospitals Holdings, Inc.	Delaware	52-2167869	103 Powell Court
Brentwood, TN 37027

LifePoint Medical Group - Hillside, Inc	Tennessee	62-1720394	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
LifePoint of GAGP, LLC	Delaware	62-1778160	103 Powell Court
Brentwood, TN 37027

LifePoint of Georgia, Limited Partnership	Delaware	62-1778162	103 Powell Court
Brentwood, TN 37027

LifePoint of Kentucky, LLC	Delaware	62-1778730	103 Powell Court
Brentwood, TN 37027

LifePoint of Lake Cumberland, LLC	Delaware	62-1828844	103 Powell Court
Brentwood, TN 37027

LifePoint RC, Inc.	Delaware	62-1761942	103 Powell Court
Brentwood, TN 37027

LifePoint VA Holdings, Inc.	Delaware	20-3140383	103 Powell Court
Brentwood, TN 37027

LifePoint WV Holdings, Inc.	Delaware	20-3140329	103 Powell Court
Brentwood, TN 37027

Livingston Regional Hospital, LLC	Delaware	62-1762419	103 Powell Court
Brentwood, TN 37027

Logan General Hospital, LLC	Delaware	05-0539357	103 Powell Court
Brentwood, TN 37027

Logan Healthcare Partner, LLC	Delaware	20-0086245	103 Powell Court
Brentwood, TN 37027

Logan Medical, LLC	Delaware	62-1772319	103 Powell Court
Brentwood, TN 37027

Logan Memorial Hospital, LLC	Delaware	62-1757917	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Logan Physician Practice, LLC	Delaware	62-1824635	103 Powell Court
Brentwood, TN 37027

Los Alamos Physician Practices, LLC	Delaware	20-4206739	103 Powell Court
Brentwood, TN 37027

Martinsville Physician Practices, LLC	Delaware	20-4277914	103 Powell Court
Brentwood, TN 37027

Meadowview Physician Practice, LLC	Delaware	62-1762581	103 Powell Court
Brentwood, TN 37027

Meadowview Regional Medical Center, LLC	Delaware	62-1757929	103 Powell Court
Brentwood, TN 37027

Meadowview Rights, LLC	Delaware	62-1766337	103 Powell Court
Brentwood, TN 37027

Memorial Hospital of Martinsville & Henry County Ambulatory, LLC	Virginia	20-3217713	103 Powell Court
Brentwood, TN 37027

Mexia Principal Healthcare Limited Partnership	Texas	62-1692446	103 Powell Court
Brentwood, TN 37027

Mexia-Principal, Inc.	Texas	62-1691355	103 Powell Court
Brentwood, TN 37027

Minden Physician Practices, LLC	Delaware	27-0151827	103 Powell Court
Brentwood, TN 37027

Northeastern Nevada Physician Practices, LLC	Delaware	26-3632448	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Northwest Medical Center-Winfield, LLC	Delaware	30-0109981	103 Powell Court
Brentwood, TN 37027

NWMC-Winfield Physician Practices, LLC	Delaware	43-1978895	103 Powell Court
Brentwood, TN 37027

Opelousas Imaging Center Partner, LLC	Delaware	20-2882362	103 Powell Court
Brentwood, TN 37027

Opelousas PET/CT Imaging Center, LLC	Delaware	20-2882466	103 Powell Court
Brentwood, TN 37027

Orthopedics of Southwest Virginia, LLC	Virginia	20-1681827	103 Powell Court
Brentwood, TN 37027

Palestine Principal Healthcare Limited Partnership	Texas	74-2791525	103 Powell Court
Brentwood, TN 37027

Palestine-Principal G.P., Inc.	Texas	62-1742220	103 Powell Court
Brentwood, TN 37027

PHC Hospitals, LLC	Delaware	62-1868383	103 Powell Court
Brentwood, TN 37027

PHC-Ashland, L.P.	Pennsylvania	62-1852338	103 Powell Court
Brentwood, TN 37027

PHC-Aviation, Inc.	Tennessee	01-0553855	103 Powell Court
Brentwood, TN 37027

PHC-Belle Glade, Inc.	Florida	62-1769465	103 Powell Court
Brentwood, TN 37027

PHC-Charlestown, L.P.	Indiana	62-1867863	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
PHC-Cleveland, Inc.	Mississippi	62-1812558	103 Powell Court
Brentwood, TN 37027

PHC-Doctors’ Hospital, Inc.	Louisiana	62-1779010	103 Powell Court
Brentwood, TN 37027

PHC-Elko, Inc.	Nevada	62-1740235	103 Powell Court
Brentwood, TN 37027

PHC-Fort Mohave, Inc.	Arizona	32-0063628	103 Powell Court
Brentwood, TN 37027

PHC-Fort Morgan, Inc.	Colorado	27-0113173	103 Powell Court
Brentwood, TN 37027

PHC-Indiana, Inc.	Indiana	62-1868157	103 Powell Court
Brentwood, TN 37027

PHC-Knox, Inc.	Nevada	62-1769067	103 Powell Court
Brentwood, TN 37027

PHC-Lake Havasu, Inc.	Arizona	62-1735358	103 Powell Court
Brentwood, TN 37027

PHC-Lakewood, Inc.	Louisiana	62-1864994	103 Powell Court
Brentwood, TN 37027

PHC-Las Cruces, Inc.	New Mexico	27-0085482	103 Powell Court
Brentwood, TN 37027

PHC-Los Alamos, Inc.	New Mexico	03-0390794	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
PHC-Louisiana, Inc.	Louisiana	62-1779009	103 Powell Court
Brentwood, TN 37027

PHC-Martinsville, Inc.	Virginia	04-3597974	103 Powell Court
Brentwood, TN 37027

PHC-Minden G.P., Inc.	Louisiana	62-1789341	103 Powell Court
Brentwood, TN 37027

PHC-Minden, L. P.	Louisiana	62-1789340	103 Powell Court
Brentwood, TN 37027

PHC-Morgan City, L.P.	Louisiana	62-1865278	103 Powell Court
Brentwood, TN 37027

PHC-Morgan Lake, Inc.	Louisiana	62-1870304	103 Powell Court
Brentwood, TN 37027

PHC-Opelousas, L.P.	Louisiana	62-1779008	103 Powell Court
Brentwood, TN 37027

PHC-Palestine, Inc.	Nevada	62-1751489	103 Powell Court
Brentwood, TN 37027

PHC-Selma, LLC	Delaware	27-5437722	103 Powell Court
Brentwood, TN 37027

PHC-Tennessee, Inc.	Tennessee	62-1780282	103 Powell Court
Brentwood, TN 37027

PineLake Physician Practice, LLC	Delaware	62-1762582	103 Powell Court
Brentwood, TN 37027

PineLake Regional Hospital, LLC	Delaware	62-1757927	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Poitras Practice, LLC	Delaware	62-1762586	103 Powell Court
Brentwood, TN 37027

PRHC-Alabama, LLC	Delaware	62-1867696	103 Powell Court
Brentwood, TN 37027

PRHC-Ennis G.P., Inc.	Texas	62-1789403	103 Powell Court
Brentwood, TN 37027

PRHC-Ennis, L.P.	Texas	62-1789402	103 Powell Court
Brentwood, TN 37027

Principal Hospital Company of Nevada, Inc.	Nevada	62-1691358	103 Powell Court
Brentwood, TN 37027

Principal Knox, L.L.C.	Delaware	62-1763056	103 Powell Court
Brentwood, TN 37027

Principal Knox, L.P.	Delaware	62-1763056	103 Powell Court
Brentwood, TN 37027

Principal-Needles, Inc.	Tennessee	62-1694530	103 Powell Court
Brentwood, TN 37027

Province Healthcare Company	Delaware	62-1710772	103 Powell Court
Brentwood, TN 37027

Putnam Ambulatory Surgery Center, LLC	Delaware	20-2082396	103 Powell Court
Brentwood, TN 37027

Putnam Community Medical Center, LLC	Delaware	62-1818453	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Putnam Physician Practices, LLC	Delaware	26-3042979	103 Powell Court
Brentwood, TN 37027

R. Kendall Brown Practice, LLC	Delaware	62-1762590	103 Powell Court
Brentwood, TN 37027

Raleigh General Hospital, LLC	West Virginia	55-0261260	103 Powell Court
Brentwood, TN 37027

River Parishes Holdings, LLC	Delaware	20-2468681	103 Powell Court
Brentwood, TN 37027

River Parishes Hospital, LLC	Delaware	20-0959379	103 Powell Court
Brentwood, TN 37027

River Parishes Partner, LLC	Delaware	20-2502853	103 Powell Court
Brentwood, TN 37027

River Parishes Physician Practices, LLC	Delaware	20-1227403	103 Powell Court
Brentwood, TN 37027

Riverton Ambulatory Surgery Center, LLC	Delaware	20-3730215	103 Powell Court
Brentwood, TN 37027

Riverton Memorial Hospital, LLC	Delaware	62-1762468	103 Powell Court
Brentwood, TN 37027

Riverton Oncology Practice, LLC	Delaware	26-3839861	103 Powell Court
Brentwood, TN 37027

Riverton Physician Practices, LLC	Delaware	62-1763635	103 Powell Court
Brentwood, TN 37027

Riverview Medical Center, LLC	Delaware	62-1762469	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Rockdale Hospital, LLC	Delaware	26-3202930	103 Powell Court
Brentwood, TN 37027

Rockdale Physician Practices, LLC	Delaware	27-1363956	103 Powell Court
Brentwood, TN 37027

Russellville Hospital, LLC	Delaware	03-0464224	103 Powell Court
Brentwood, TN 37027

Russellville Physician Practices, LLC	Delaware	20-0454003	103 Powell Court
Brentwood, TN 37027

Select Healthcare, LLC	Delaware	62-1763632	103 Powell Court
Brentwood, TN 37027

Selma Diagnostic Imaging, LLC	Delaware	27-5437945	103 Powell Court
Brentwood, TN 37027

Siletchnik Practice, LLC	Delaware	62-1762275	103 Powell Court
Brentwood, TN 37027

Smith County Memorial Hospital, LLC	Delaware	62-1762490	103 Powell Court
Brentwood, TN 37027

Somerset Surgery Partner, LLC	Delaware	62-1864098	103 Powell Court
Brentwood, TN 37027

Southern Tennessee EMS, LLC	Delaware	62-1763622	103 Powell Court
Brentwood, TN 37027

Southern Tennessee Medical Center, LLC	Delaware	62-1762535	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Southern Tennessee PHO, LLC	Delaware	62-1824632	103 Powell Court
Brentwood, TN 37027

Spring View Hospital, LLC	Delaware	20-0155414	103 Powell Court
Brentwood, TN 37027

Spring View Physician Practices, LLC	Delaware	20-4302480	103 Powell Court
Brentwood, TN 37027

Springhill Medical Center, LLC	Delaware	62-1754936	103 Powell Court
Brentwood, TN 37027

Starke Physician Practices, LLC	Delaware	20-8724378	103 Powell Court
Brentwood, TN 37027

Sumner Physician Practices, LLC	Delaware	27-2618964	103 Powell Court
Brentwood, TN 37027

Sumner Real Estate Holdings, LLC	Delaware	27-2618993	103 Powell Court
Brentwood, TN 37027

Sumner Regional Medical Center, LLC	Delaware	27-2618766	103 Powell Court
Brentwood, TN 37027

Texas Specialty Physicians	Texas	26-2477205	514 S. Bonham, Suite D
Mexia, TX 76667

The MRI Center of Northwest Alabama, LLC	Delaware	20-2082277	103 Powell Court
Brentwood, TN 37027

THM Physician Practice, LLC	Delaware	62-1762591	103 Powell Court
Brentwood, TN 37027

Trousdale Medical Center, LLC	Delaware	27-2618876	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Valley View Physician Practices, LLC	Delaware	26-4227573	103 Powell Court
Brentwood, TN 37027

Vaughan Physician Practices, LLC	Delaware	20-5831435	103 Powell Court
Brentwood, TN 37027

Ville Platte Medical Center, LLC	Delaware	62-1868757	103 Powell Court
Brentwood, TN 37027

Ville Platte Physician Practices, LLC	Delaware	20-8620112	103 Powell Court
Brentwood, TN 37027

West Virginia Management Services Organization, Inc.	West Virginia	62-1630580	103 Powell Court
Brentwood, TN 37027

Western Plains Physician Practices, LLC	Delaware	20-8179824	103 Powell Court
Brentwood, TN 37027

Western Plains Regional Hospital, LLC	Delaware	62-1762592	103 Powell Court
Brentwood, TN 37027

Woodford Hospital, LLC	Delaware	52-2260534	103 Powell Court
Brentwood, TN 37027

Wyoming Holdings, LLC	Delaware	20-0526872	103 Powell Court
Brentwood, TN 37027

Wythe County Community Hospital, LLC	Delaware	20-2468795	103 Powell Court
Brentwood, TN 37027

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant as Specified	Incorporation or	Identification	Address, Including Zip Code of
in its Charter	Organization	Number	Registrant’s Principal Executive Offices
Wythe County Physician Practices, LLC	Delaware	20-3230510	103 Powell Court
Brentwood, TN 37027

Zone, Incorporated	West Virginia	62-1698438	103 Powell Court
Brentwood, TN 37027

6.625% Senior Notes due 2020
and Guarantees of 6.625% Senior Notes due 2020
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 25th day of April, 2011.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By: Name:	/S/ REDA SABALIAUSKAITE REDA SABALIAUSKAITE
Title:	SENIOR ASSOCIATE

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017
     At the close of business December 31, 2010, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,000
Interest-bearing balances	151
Securities:
Held-to-maturity securities	7
Available-for-sale securities	754,025
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	70,300
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	9,168
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	1
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	216,233
Other assets	159,872

Total assets	$2,068,070

1

Dollar Amounts
in Thousands
LIABILITIES

Deposits:
In domestic offices	500
Noninterest-bearing	500
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	235,783
Total liabilities	504,974
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not available
Retained earnings	438,997
Accumulated other comprehensive income	1,579
Other equity capital components 0
Not available
Total bank equity capital	1,563,096
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,563,096

Total liabilities and equity capital	2,068,070

      I, Karen Bayz, Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
     Karen Bayz       )       Managing Director
     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

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